                        LOAN PURCHASE AND SALE AGREEMENT

                          Dated as of November 20, 2007

                                     between

                         CEF EQUIPMENT HOLDING, L.L.C.,
                                    as Seller

                                       and

                                  GE EQUIPMENT
                          MIDTICKET LLC, SERIES 2007-1,
                                  as Purchaser

                                                Loan Purchase and Sale Agreement

     This LOAN PURCHASE AND SALE AGREEMENT ("Agreement" or "Purchase and Sale
Agreement") is entered into as of November 20, 2007, by and between CEF
EQUIPMENT HOLDING, L.L.C. (the "Seller"), a Delaware limited liability company and GE EQUIPMENT MIDTICKET LLC, SERIES 2007-1, a Delaware limited liability company (the "Purchaser").

     In consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in Section 1 of Annex A to this
Agreement.

     Section 1.2 Rules of Construction. For purposes of this Agreement, the rules of construction set forth in Section 2 of Annex A shall govern. All
Annexes, Exhibits and Schedules hereto, are incorporated herein by reference and, taken together with this Agreement, shall constitute but a single agreement.

                                   ARTICLE II

                            SALES OF PURCHASER ASSETS

     Section 2.1 Sale of Loans. (a) Subject to the terms and conditions hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all right, title and interest of the Seller in:

          (i)   the Loans, including the Loan Files, and all obligations of the
                Obligors thereunder, including the right to payment of any interest accrued and to accrue from and after November 1, 2007 or finance charges and other obligations of such Obligor with respect thereto due or to become due on or after the Cutoff
                Date;

          (ii)  all Related Security and Collections with respect thereto;

          (iii) the Loan Sale Agreement;

          (iv)  all other property now or hereafter in the possession or custody of, or in transit to, the Servicer, any Sub-Servicer or the
                Seller relating to any of the foregoing;

          (v)   all Records with respect to any of the foregoing; and

          (vi)  all proceeds of the foregoing (collectively the "Purchaser
                Assets").

                                                Loan Purchase and Sale Agreement

          (b) On or before the Closing Date, the Seller shall (i) indicate in its computer files that the Purchaser Assets have been sold to the
     Purchaser pursuant to this Agreement by so identifying the Purchaser Assets with an appropriate notation and (ii) deliver to the Purchaser or its designee the following documents (collectively, the "Loan Files"):

          (i)   the original fully executed copy of the Loan;

          (ii)  a record or facsimile of the original credit application fully executed by the Obligor;

          (iii) the original certificate of title or file stamped copy of the
                UCC financing statement or such other documents evidencing the security interest of the Purchaser in the Equipment; and

          (iv)  any and all other documents relating to a Loan, an Obligor or any of the Equipment.

     Section 2.2 Grant of Security Interest; Subordination. (a) The parties hereto intend that the transfer, sale and assignment pursuant to Section 2.1 hereof shall constitute a purchase and sale and not a loan. Notwithstanding anything to the contrary set forth in this Section 2.2, if a court of competent jurisdiction determines that the sale provided for herein constitutes the grant of security for a loan (the "Deemed Loan") and not a purchase and sale or contribution, then:

          (i)  The parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted, and the Seller hereby grants, to the
               Purchaser a first priority lien and security interest in and to all of the Seller's right, title and interest in, to and under the Purchaser Assets, all other Related Documents to which the
               Seller is a party and all proceeds thereof (collectively, the
               "Deemed Collateral"). The possession by the Purchaser of notes and such other goods, money, documents, chattel paper or
               certificated securities shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the UCC in force in the relevant jurisdiction
               (including, without limitation, Section 9-313(c)(1) thereof).
               Notifications to Persons holding such property, and
               acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or
               acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law (except that nothing in this sentence shall cause any Person to be deemed to be an agent of the Purchaser for any purpose other than for perfection of such security interest unless, and then only to the extent, expressly appointed and authorized by the Purchaser in writing).

          (ii) The Purchaser acknowledges and agrees that the Deemed Loan is a non-recourse obligation of the Seller secured solely by the
               Deemed Collateral and does not represent an interest in any assets (other than the Deemed

                                        2       Loan Purchase and Sale Agreement

                  Collateral) of the Seller (including by virtue of any
                  deficiency claim in respect of obligations not paid or
                  otherwise satisfied from the Deemed Collateral and proceeds thereof). In furtherance of and not in derogation of the
                  foregoing, the Purchaser acknowledges and agrees that:

                        (A) The Purchaser shall not have any right, title or
                  interest in or to any assets (or interests therein) (other than the Deemed Collateral) conveyed or purported to be
                  conveyed by the Seller to any other Person or Persons (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("Other Assets"); and

                        (B) the Deemed Loan constitutes a claim (as defined in
                  101 of the Bankruptcy Code) which may be satisfied solely from the Deemed Collateral and its proceeds (whether through
                  ordinary liquidation or the exercise of UCC remedies and other remedies provided herein) and does not constitute a claim
                  against the Seller to the extent that the Deemed Collateral and such proceeds are insufficient to repay the Deemed Loan
                  (including interest thereon, whether accrued before or after the filing of a bankruptcy petition) in full.

            (iii) To the extent that, notwithstanding the agreements and provisions contained in clause (ii) above, the Purchaser
                  either (A) asserts an interest or claim to, or benefit from,
                  Other Assets, or (B) is deemed to have any such interest,
                  claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section
                  1111(b) of the Bankruptcy Code or any successor provision
                  having similar effect under the Bankruptcy Code), then the
                  Purchaser further acknowledges and agrees that any such
                  interest, claim or benefit in or from Other Assets is and
                  shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the Seller other than the Deemed Loan, including, the payment of post-petition interest on such other obligations and liabilities. This
                  subordination agreement shall be deemed a subordination
                  agreement within the meaning of Section 510(a) of the
                  Bankruptcy Code. The Purchaser further acknowledges and agrees that no adequate remedy at law exists for a breach of this
                  Section 2.2 and the terms of this Section 2.2 may be enforced by an action for specific performance.

            (b) The Purchaser shall not file or join in a filing of a petition with respect to any bankruptcy reorganization, arrangement, insolvency or liquidation proceedings, or similar proceedings under any United States
      Federal or State bankruptcy or similar law relating to the Seller, or cooperate or encourage others to file such a petition.

            (c) The Seller hereby authorizes the Purchaser to file financing statements in respect of the Seller covering the Purchaser Assets and the proceeds thereof.

                                        3       Loan Purchase and Sale Agreement

     Section 2.3 Sale Price. On the Closing Date, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, issue and exchange the Notes (the "Purchaser Purchase Price") as consideration for the
Purchaser Assets sold and transferred by the Seller to the Purchaser pursuant to
Section 2.1 hereof.

     Section 2.4 Removal of Loans. (a) In the event a Loan becomes a Delinquent
Loan or the Obligor thereon is subject to a bankruptcy proceeding, the Seller shall be granted an assignable option (a "Purchase Option") to purchase such
Delinquent Loan from the Purchaser at a price (the "Option Price") equal to the
Purchase Amount. The Seller may sell, transfer, assign or otherwise convey its
Purchase Option with respect to any such Loan to any party at any time after the related Loan becomes a Delinquent Loan or the Obligor thereon is subject to a bankruptcy proceeding. The Seller shall notify the Purchaser of such transfer and such notice shall include the transferee's name, address, telephone number, facsimile number and appropriate contact person(s) and shall be acknowledged in writing by the transferee. If not exercised earlier, the Purchase Option with respect to any such Loan shall automatically terminate upon (i) in the case of a
Delinquent Loan, the related Obligor's cure of all defaults on the Loan, (ii)
the acquisition by, or on behalf of, the Issuer of the related Equipment through repossession, (iii) upon a repurchase of a Loan due to the Seller's breach of a representation with respect to such Loan or (iv) on the Business Day immediately preceding the last day of the calendar quarter ending at least ten (10) days after such Loan became a Defaulted Loan. The aggregate Outstanding Principal
Balance of Loans with respect to which the Seller may exercise its Purchase
Option at any time before the Redemption Date shall not exceed 10% of the aggregate Outstanding Principal Balance of the Loans as of the Cutoff Date.

          (b) Upon a Loan becoming a Delinquent Loan or the Obligor thereon becoming subject to a bankruptcy proceeding, the Seller may exercise the
     Purchase Option by providing the Purchaser at least five days prior written notice thereof (the "Purchase Option Notice"), which notice shall specify a cash exercise price at least equal to the Option Price. The Purchase Option
     Notice shall be delivered in the manner specified in Section 2.4(a). The exercise of any Purchase Option pursuant to this clause (b) shall be irrevocable.

          (c) Upon exercise of a Purchase Option, the Seller shall be required to pay the Option Price specified in its Purchase Option Notice to the
     Purchaser within 10 Business Days of exercising its Purchase Option. The proceeds of any sale of such Loan, after deduction of the expenses of such sale incurred in connection therewith, shall be deposited by the Seller no later than the day before the next Payment Date.

                                  ARTICLE III

                              CONDITIONS PRECEDENT

     Section 3.1 Conditions to Sale. The sale hereunder shall be subject to satisfaction of each of the following conditions precedent (any one or more of which, except clause (e) below, may be waived in writing by the Purchaser) as of the Closing Date:

                                        4       Loan Purchase and Sale Agreement

          (a) This Agreement or counterparts hereof shall have been duly executed by, and delivered to, the Seller and the Purchaser, and the
     Purchaser shall have received such documents, instruments, agreements and legal opinions as the Purchaser shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Purchaser.

          (b) The Purchaser shall have received satisfactory evidence that the
     Seller has obtained all required consents and approvals of all Persons, including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

          (c) The Seller shall be in compliance in all material respects with all applicable foreign, federal, state and local laws and regulations, including those specifically referenced in Section 4.2(c), except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (d) The representations and warranties of the Seller contained herein or in any other Related Document shall be true and correct in all material respects (or, to the extent any such representation or warranty is qualified by a materiality standard, such representation or warranty shall be true and correct) as of the Closing Date, both before and after giving effect to such sale, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by this Agreement.

          (e) The Seller shall be in compliance with each of its covenants and other agreements set forth herein.

          (f) The Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the
     Purchaser as the Purchaser may reasonably request.

The consummation by the Seller of the sale of Purchaser Assets on the Closing
Date shall be deemed to constitute, as of the Closing Date, a representation and warranty by the Seller that the conditions in clauses (d), (e) and (f) of this
Section 3.1 have been satisfied.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 4.1 Representations and Warranties of the Seller. To induce the
Purchaser to purchase the Purchaser Assets, the Seller makes the following representations and warranties to the Purchaser, as of the Closing Date, each and all of which shall survive the execution and delivery of this Agreement.

          (a) Valid Existence; Power and Authority. The Seller (i) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; and (ii) has all requisite power, authority and licenses to

                                        5       Loan Purchase and Sale Agreement

     conduct its business, to own its properties and to execute, deliver and perform its obligations under this Agreement.

          (b) UCC Information. The true legal name of the Seller as registered in the jurisdiction of its organization, and the current location of the
     Seller's jurisdiction of organization are set forth in Schedule 4.1(b) and such location has not changed within the past 12 months. During the prior five years, except as set forth in Schedule 4.1(b), the Seller has not been known as or used any limited liability company, fictitious or trade name.
     In addition, Schedule 4.1(b) lists the Seller's (i) federal employer identification number and (ii) organizational identification number as designated by the jurisdiction of its organization.

          (c) Power, Authorization, Enforceable Obligations. The execution, delivery and performance by the Seller of this Agreement and the other
     Related Documents and the creation and perfection of all Liens and ownership interests provided for herein: (i) have been duly authorized by all necessary action, and (ii) do not violate any provision of any law or regulation of any Governmental Authority, or contractual or other restrictions, binding on the Seller, except where such violations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (d) Enforceability. On or prior to the Closing Date, each of the
     Related Documents to which the Seller is a party shall have been duly executed and delivered by the Seller and each such Related Document shall then constitute a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject as to enforcement to bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

          (e) Solvency. The Seller is Solvent.

          (f) Use of Proceeds. No proceeds received by the Seller under this
     Agreement will be used by it for any purpose that violates Regulation U of the Federal Reserve Board.

          (g) Investment Company Act. The Seller is not an "investment company"
     or "controlled by" an "investment company," as such terms are defined in the Investment Company Act.

          (h) Loans and Other Purchaser Assets. With respect to each Loan and the other Purchaser Assets sold by the Seller on the Closing Date, the
     Seller represents and warrants that (i) such Loan satisfies the criteria for an Eligible Loan as of the Cut-Off Date; and (ii) immediately prior to its sale to the Purchaser, such Purchaser Assets were owned by the Seller free and clear of any Adverse Claim, and the Seller has had at all relevant times the full right, power and authority to sell, contribute, assign, transfer and pledge its interest therein as contemplated under this
     Agreement and, upon such sale, the Purchaser will acquire valid and properly perfected title to, and the sole record and beneficial ownership interest in, such Purchaser Assets, free and clear of any Adverse

                                        6       Loan Purchase and Sale Agreement

     Claim or restrictions on transferability, and the Liens granted to the
     Purchaser by the Seller pursuant to Section 2.2 will at all times be fully perfected first priority Liens in and to such Loans and, in addition, following such sale, such Loan will not be subject to any Adverse Claim as a result of any action or inaction on the part of the Seller (or any predecessor in interest).

The representations and warranties described in this Section 4.1 shall survive the sale of the Purchaser Assets to the Purchaser, any subsequent assignment or sale of the Purchaser Assets by the Purchaser, and the termination of this
Agreement and the other Related Documents and shall continue until the payment in full of all Purchaser Assets.

     Section 4.2 Affirmative Covenants of the Seller. The Seller covenants and agrees that, unless otherwise consented to by the Purchaser, from and after the
Closing Date:

          (a) Records. The Seller shall at its own cost and expense, for not less than three years from the date on which each Loan was originated, or for such longer period as may be required by law, maintain adequate Records with respect to such Loan, including records of all payments received, credits granted and merchandise returned with respect thereto.

          (b) Access. At any reasonable time, and from time to time at the
     Purchaser's reasonable request, and upon at least seven days prior notice to the Seller, the Seller shall permit the Purchaser (or such Person as the
     Purchaser may designate), at the expense of the Purchaser (or such Person as the Purchaser may designate), to conduct audits or visit and inspect any of the properties of the Seller to examine the records, internal controls and procedures maintained by the Seller with respect to the Purchaser
     Assets and take copies and extracts therefrom, and to discuss the Seller's affairs with its officers, employees and, upon notice to the Seller, independent accountants. The Seller shall authorize such officers, employees and independent accountants to discuss with the Purchaser (or such Person as the Purchaser may designate) the affairs of the Seller as such affairs relate to the Purchaser Assets. Any audit provided for herein shall be conducted in accordance with the Seller's rules respecting safety and security on its premises and without materially disrupting operations.
     If an Event of Default shall have occurred and be continuing, the Seller shall provide such access at all times and without advance notice and shall provide the Purchaser (or such Person as the Purchaser may designate) with access to its suppliers and customers.

          (c) Compliance With Agreements and Applicable Laws. The Seller shall comply with all federal, state and local laws and regulations applicable to it and the Purchaser Assets, including those relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing and taxation, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (d) Maintenance of Existence and Conduct of Business. The Seller shall preserve and maintain its legal existence, rights, franchise and privileges in the jurisdiction of its formation.

                                        7       Loan Purchase and Sale Agreement

          (e) Notice of Material Event. The Seller shall promptly inform the
     Purchaser in writing of the occurrence of any of the following, in each case setting forth the details thereof and what action, if any, the Seller proposes to take with respect thereto:

          (i)  any Litigation commenced or, to the knowledge of the Seller, threatened against the Seller or with respect to or in connection with all or any substantial portion of the Purchaser Assets or developments in such Litigation in each case that the Seller believes has a reasonable risk of being determined adversely to the Seller and that could, if determined adversely, have a
               Material Adverse Effect; or

          (ii) the commencement of a case or proceeding by or against the Seller seeking a decree or order in respect of the Seller (A) under the
               Bankruptcy Code or any other applicable federal, state or foreign bankruptcy or other similar law, (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for the Seller or for any substantial part of
               Seller's assets, or (C) ordering the winding-up or liquidation of the affairs of the Seller.

          (f) Separate Identity. The Seller shall, to the extent applicable to it, act in a manner that is consistent with the statements set forth in
     Exhibit 4.2(f).

          (g) Deposit of Collections. The Seller shall transfer and cause its
     Subsidiaries to transfer to the Purchaser or the Servicer on its behalf, promptly, and in any event no later than the second Business Day after receipt thereof, all Collections it may receive in respect of Purchaser
     Assets.

          (h) Sale Characterization. For accounting purposes, the Seller shall treat the sale made hereunder as a sale of the Purchaser Assets. The Seller shall also maintain its accounting books and records in a manner which clearly reflects such sale of the Purchaser Assets to the Purchaser.

     Section 4.3 Negative Covenants of the Seller. The Seller covenants and agrees that, without the prior written consent of the Purchaser, from and after the Closing Date and until the later of the Redemption Date or the Class C
Maturity Date:

          (a) Adverse Claims. The Seller shall not create, incur, assume or permit to exist any Adverse Claim on or with respect to any Purchaser
     Assets.

          (b) Modifications of Loans. The Seller shall not extend, amend, forgive, discharge, compromise, cancel, waive or otherwise modify the terms or conditions of any Loan except (i) as permitted under the Servicing
     Agreement and, (ii) to the extent that such extension, amendment, forgiveness, discharge, compromise, cancellation, waiver or modification, does not affect the Purchaser's ownership interest in such Loan and does not negatively impact the ultimate collectibility of such Loan.

          (c) UCC Matters. The Seller shall not change its state of formation or its name, identity or limited liability company structure such that any financing statement

                                        8       Loan Purchase and Sale Agreement

     filed to perfect the Purchaser's interests under this Agreement would become seriously misleading, unless the Seller shall have given the
     Purchaser not less than 30 days' prior written notice of such change.

          (d) No Proceedings. From the Closing Date and until the date one year plus one day following the date on which all amounts due with respect to the Notes have been paid in full in cash, Seller shall not, directly or indirectly, institute or cause to be instituted against the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law; provided that the foregoing shall not in any way limit the
     Seller's right to pursue any other creditor rights or remedies that the
     Seller may have under applicable law.

          (e) Consolidations, Mergers and Sales of Assets. The Seller shall not
     (i) consolidate or merge with or into any other Person unless the Seller is the entity surviving such merger or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person.

     Section 4.4 Perfection Representations and Warranties. The parties hereto agree that the representations, warranties and covenants set forth in Schedule
4.4 shall be a part of this Agreement for all purposes.

                                   ARTICLE V

                                 INDEMNIFICATION

     Section 5.1 Indemnification. Without limiting any other rights that the
Purchaser or any of its Stockholders, officers, directors, employees, attorneys, agents or representatives (each, a "Purchaser Indemnified Person") may have hereunder or under applicable law, the Seller hereby agrees to indemnify and hold harmless each Purchaser Indemnified Person from and against any and all
Indemnified Amounts that may be claimed or asserted against or incurred by any such Purchaser Indemnified Person to the extent arising from or related to the failure of a Loan to be originated in compliance with all requirements of law;
provided, that the Seller shall not be liable for any indemnification to a
Purchaser Indemnified Person to the extent that any such Indemnified Amounts result from (a) such Purchaser Indemnified Person's bad faith, gross negligence or willful misconduct, (b) recourse for uncollectible Loans, or (c) any income tax or franchise tax incurred by any Purchaser Indemnified Person, except to the extent that the incurrence of any such tax results from a breach of or default by the Seller under this Agreement.

     NO PARTY TO THIS AGREEMENT SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER
PARTY TO THIS AGREEMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF
SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH
PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES THAT MAY BE
ALLEGED AS A RESULT OF ANY TRANSACTION CONTEMPLATED HEREUNDER.

                                        9       Loan Purchase and Sale Agreement

                                   ARTICLE VI

                                  CLEAN-UP CALL

     Section 6.1 Clean-up Call. As of the first day of any Collection Period immediately preceding a Payment Date as of which the Pool Balance is 10% or less of the Pool Balance as of the Cut-off Date, the Seller shall have the option to purchase all of the Collateral, other than the Trust Accounts. To exercise such option, the Seller shall pay to the Servicer, on behalf of the Issuer, and the
Servicer shall deposit in the Collection Account an amount equal to the aggregate Purchase Amount for the Loans plus the appraised value of any such other property held by the Purchaser, such value to be determined by an appraiser mutually agreed upon by the Seller and the Purchaser, shall succeed to all interests in, to and under the Collateral, other than the Trust Accounts.

                                  ARTICLE VII

                                  MISCELLANEOUS

     Section 7.1 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three
Business Days after deposit in the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission
(with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section
7.1), (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number set forth below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any
Person (other than Purchaser) designated in any written communication provided hereunder to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication. Notwithstanding the foregoing, whenever it is provided herein that a notice is to be given to any other party hereto by a specific time, such notice shall be effective only if actually received by such party prior to such time, and if such notice is received after such time or on a day other than a
Business Day, such notice shall be effective only on the immediately succeeding
Business Day.

                                        10      Loan Purchase and Sale Agreement

     If to Seller:

          CEF Equipment Holding, L.L.C.
          44 Old Ridgebury Road
          Danbury, Connecticut 06810
          Attention: General Counsel
          Telephone: (203) 796-5518
          Facsimile: (203) 796-1310

     If to Purchaser:

          GE Equipment Midticket LLC, Series 2007-1
          44 Old Ridgebury Road
          Danbury, Connecticut 06810
          Attention: Capital Markets Operations
          Telephone: (203) 796-5518
          Facsimile: (203) 796-5554

     Section 7.2 No Waiver; Remedies. (a) Either party's failure, at any time or times, to require strict performance by the other party hereto of any provision of this Agreement shall not waive, affect or diminish any right of such party thereafter to demand strict compliance and performance herewith. Any suspension or waiver of any breach or default hereunder shall not suspend, waive or affect any other breach or default whether the same is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants and representations of either party contained in this
Agreement, and no breach or default by either party hereunder, shall be deemed to have been suspended or waived by the other party hereto unless such waiver or suspension is by an instrument in writing signed by an officer of or other duly authorized signatory of such party and directed to the defaulting party specifying such suspension or waiver.

          (b) Upon discovery by the Seller or the Purchaser of any breach of any representation, warranty, undertaking or covenant described in Sections
     4.1, 4.2 or 4.3, which breach is reasonably likely to have a Material
     Adverse Effect, the party discovering the same shall give prompt written notice thereof to the other party hereto. As liquidated damages, the
     Purchaser shall, on the Transfer Date relating to the Collection Period during which the breach is discovered, request the Seller to, and the
     Seller shall pay to, or at the direction of, the Purchaser the Purchase
     Amount for the applicable Purchaser Assets (measured at the end of the
     Collection Period during which such breach is discovered). Upon such payment, all rights, title and interest of the Purchaser in and to such
     Purchaser Assets will be deemed to be automatically released without the necessity of any further action by the Purchaser, the Seller or any other party and such Purchaser Assets will become the property of the Seller.

          (c) Each party's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies that such party may have under any other agreement, including the other Related
     Documents, by operation of law or otherwise.

                                        11      Loan Purchase and Sale Agreement

     Section 7.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Seller and the Purchaser and their respective successors and permitted assigns, except as otherwise provided herein. The Seller may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of the Purchaser. Any such purported assignment, transfer, hypothecation or other conveyance by the Seller without the prior express written consent of the Purchaser shall be void. The Seller acknowledges that under the Indenture the Purchaser will assign its rights granted hereunder to the Indenture Trustee, and upon such assignment, Indenture Trustee shall have, to the extent of such assignment, all rights of the Purchaser hereunder and
Indenture Trustee may in turn transfer such rights. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Seller and the Purchaser with respect to the transactions contemplated hereby and no Person shall be a third-party beneficiary of any of the terms and provisions of this Agreement.

     Section 7.4 Termination; Survival of Obligations. (a) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the Redemption Date.

          (b) Except as otherwise expressly provided herein or in any other
     Related Document, no termination or cancellation (regardless of cause or procedure) of any commitment made by the Purchaser under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Seller or the rights of the Purchaser relating to any unpaid portion of any and all recourse and indemnity obligations of the Seller to the
     Purchaser, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Class
     C Maturity Date. Except as otherwise expressly provided herein or in any other Related Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Seller, and all rights of the
     Purchaser hereunder shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the earlier of (i) the Class C Maturity Date or (ii) the
     Redemption Date; provided, that the rights and remedies pursuant to Section
     7.2(b), the indemnification and payment provisions of Article V, and the provisions of Sections 4.3(d), 7.3 and 7.12 shall be continuing and shall survive any termination of this Agreement.

     Section 7.5 Complete Agreement; Modification of Agreement. This Agreement
constitutes the complete agreement between the parties with respect to the subject matter hereof, supersedes all prior agreements and understandings relating to the subject matter hereof and thereof, and may not be modified, altered or amended except as set forth in Section 7.6.

     Section 7.6 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, or any consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances.

                                        12      Loan Purchase and Sale Agreement

     Section 7.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.
(a) THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS,
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY,
AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF
NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF EXCEPT
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW) AND ANY APPLICABLE LAWS OF THE
UNITED STATES OF AMERICA.

          (b) EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR
     FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL
     HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES
     BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF
     OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO
     ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A
     COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY;
     PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE
     TO PRECLUDE THE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION
     IN ANY OTHER JURISDICTION TO REALIZE ON THE LOANS OR ANY SECURITY FOR THE
     OBLIGATIONS OF THE SELLER ARISING HEREUNDER OR TO ENFORCE A JUDGMENT OR
     OTHER COURT ORDER IN FAVOR OF THE PURCHASER. EACH PARTY HERETO SUBMITS AND
     CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN
     ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH
     PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR
     FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR
     EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO
     HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS
     ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS,
     COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL
     ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH
     SECTION 7.1 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE
     EARLIER OF SUCH PARTY'S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT
     IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION
     SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY
     OTHER MANNER PERMITTED BY LAW.

                                        13      Loan Purchase and Sale Agreement

          (c) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL
     TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED
     AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO
     APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR
     DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE,
     TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND
     OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY
     ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER
     SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH,
     RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN
     CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 7.8 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

     Section 7.9 Severability. Wherever possible, each provision of this
Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 7.10 Section Titles. The section titles and table of contents contained in this Agreement are provided for ease of reference only and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 7.11 No Setoff. The Seller's obligations under this Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Seller might have against the Purchaser, all of which rights are hereby expressly waived by the Seller.

     Section 7.12 Confidentiality. Notwithstanding anything herein to the contrary, there is no restriction (express or implied) on any disclosure or dissemination of the structure or tax aspects of the transaction contemplated by the Related Documents. Furthermore, each party hereto acknowledges that it has no proprietary rights to any tax matter or tax idea contemplated hereby or to any element of the transaction structure contemplated hereby.

     Section 7.13 Further Assurances. (a) The Seller shall, at its sole cost and expense, upon request of the Purchaser, promptly and duly authorize, execute and/or deliver, as applicable, any and all further instruments and documents and take such further actions that may be necessary or desirable or that the
Purchaser may request to carry out more effectively the provisions and purposes of this Agreement or to obtain the full benefits of this Agreement and of the rights and powers herein granted, including authorizing and filing any financing or continuation statements under the UCC with respect to the ownership interests or Liens granted hereunder. The Seller hereby authorizes the Purchaser to file any such financing or continuation

                                        14      Loan Purchase and Sale Agreement

statements without the signature of the Seller to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Agreement or of any notice or financing statement covering the Purchaser Assets or any part thereof shall be sufficient as a notice or financing statement where permitted by law. If any amount payable under or in connection with any of the
Purchaser Assets is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to the Purchaser immediately upon the Seller's receipt thereof and promptly delivered to or at the direction of the Purchaser.

     (b) If the Seller fails to perform any agreement or obligation under this
Section 7.13, the Purchaser may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Purchaser incurred in connection therewith shall be payable by the Seller upon demand of the Purchaser.

     Section 7.14 Accounting Changes. If any Accounting Changes occur and such changes result in a change in the standards or terms used herein, then the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of such Persons and their Subsidiaries shall be the same after such Accounting Changes as if such Accounting Changes had not been made. If the parties hereto agree upon the required amendments to this Agreement, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained herein shall, only to the extent of such Accounting Change, refer to GAAP consistently applied after giving effect to the implementation of such Accounting Change. If such parties cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all financial statements delivered and all standards and terms used herein shall be prepared, delivered and used without regard to the underlying Accounting Change.

                               [Signatures Follow]

                                        15      Loan Purchase and Sale Agreement

     IN WITNESS WHEREOF, the parties have caused this LOAN PURCHASE AND SALE
AGREEMENT to be executed by their respective duly authorized representatives, as of the date first above written.

                                           CEF EQUIPMENT HOLDING, L.L.C.

                                           By: _________________________________
                                               Name:
                                               Title:

                                           GE EQUIPMENT MIDTICKET LLC, SERIES
                                              2007-1

                                              By: CEF Equipment Holding, L.L.C.,
                                                  its Managing Member

                                              By:_______________________________
                                              Name:
                                              Title:

                                        S-1     Loan Purchase and Sale Agreement

                                                                 Schedule 4.1(b)

                                 UCC INFORMATION

CEF Equipment Holding, L.L.C.

True Legal Name:                           CEF Equipment Holding, L.L.C.

Jurisdiction of Organization:              Delaware

Executive Offices/Principal Place of       44 Old Ridgebury Road
Business:                                  Danbury, Connecticut 06810

Collateral Locations:                      Danbury, Connecticut
                                           El Paso, Texas
                                           Mexico

Trade Names:                               N/A

FEIN:                                      20-0192070

Organizational Identification Number:      N/A

                                                Loan Purchase and Sale Agreement

                                                                     EXHIBIT 4.4

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

     In addition to the representations, warranties and covenants contained in the Purchase and Sale Agreement, to induce the Purchaser to enter into the
Purchase and Sale Agreement, the Seller hereby represents, warrants, and covenants to Purchaser as follows, on the Closing Date:

                                     General

     1. The Purchase and Sale Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the
Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

     2. The Loans constitute "accounts," "general intangibles," "instruments,"
or "tangible chattel paper," within the meaning of the UCC as in effect in the
State of New York.

     3. The Seller has taken all steps necessary to perfect its security interest against the Purchaser in the property securing the Loans that constitute chattel paper.

                                    Creation

     4. The Seller owns and has good and marketable title to the Loans free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

                                   Perfection

     5. The Seller has caused or will have caused, within ten days after the effective date of the Purchase and Sale Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Loans from Purchaser to the Seller, and the security interest in the Loans granted to the Purchaser hereunder and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the
Purchaser.".

     6. With respect to Loans that constitute an instrument or tangible chattel paper, either:

     (a) Such instruments or tangible chattel paper are in the possession of a custodian and the Purchaser has received a written acknowledgment from the custodian that the custodian is

                                                Loan Purchase and Sale Agreement

holding such instruments or tangible chattel paper to effect the Purchaser's security interest therein; or

     (b) A custodian received possession of such instruments or tangible chattel paper after the Purchaser received a written acknowledgment from such custodian that such custodian is acting to effect the Purchaser's security interest therein.

                                    Priority

     7. Other than the transfer of the Loans to the Seller under the Loan Sale
Agreement, the security interest granted to the Purchaser pursuant to the
Purchase and Sale Agreement and the security interest granted to the Indenture
Trustee pursuant to the Indenture, neither the Seller nor the Purchaser has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. Neither the Seller nor the Purchaser has authorized the filing of, or is aware of any financing statements against the Seller or the Purchaser that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Purchaser hereunder or to the Indenture Trustee under the Indenture or that has been terminated.

     8. Survival of Perfection Representations. Notwithstanding any other provision of the Purchase and Sale Agreement or any other Related Document, the
Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect and shall continue until the payment in full of all Purchaser Assets.

     10. No Waiver. The parties to the Purchase and Sale Agreement: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings
Agencies with prompt written notice of any breach of the Perfection
Representations, and (iii) shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations.

     11. Seller to Maintain Perfection and Priority. The Seller covenants that, in order to evidence the interests of the Seller and the Purchaser under this
Agreement, the Seller shall execute and deliver such instruments (other than effecting a Filing (as defined below), unless such Filing is effected in accordance with this paragraph) as may be necessary or advisable (including, without limitation, such actions as are requested by the Purchaser) to maintain and perfect, as a first priority interest, the Purchaser's security interest in the Collateral. The Seller shall within the time limits established by law, prepare and present to the Purchaser for the Purchaser to authorize (based in reliance on the Opinion of Counsel hereinafter provided for) the Servicer to file all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Purchaser's security interest in the Collateral as a first-priority interest (each a "Filing"). The Seller shall present each such Filing to the Purchaser together with (x) an Opinion of
Counsel to the effect that such Filing is (i) consistent with grant of the security interest to the Purchaser pursuant to the Granting Clause of this
Purchase and Sale Agreement, (ii) satisfies all requirements and conditions to such Filing in this Purchase and Sale Agreement and (iii) satisfies the requirements

                                   Exhibit 4.4
                                       2        Loan Purchase and Sale Agreement

for a Filing of such type under the Uniform Commercial Code in the applicable jurisdiction (or if the Uniform Commercial Code does not apply, the applicable statute governing the perfection of security interests), and (y) a form of authorization for the Seller's signature authorizing the Servicer to effect such
Filing under the Uniform Commercial Code without the signature of the Seller where allowed by applicable law.

                                   Exhibit 4.4
                                       3        Loan Purchase and Sale Agreement

                                                                      Schedule I

                             SCHEDULE OF CEF LOANS

                                 [see attached]

                                                Loan Purchase and Sale Agreement

                                      GECC

                                   Page 1 of 39

5851742001
5854101003
5854101004
4159985001
4166280007
4189402001
4189402002
4189402003
4189402004
4189402005
4132666016
4132666017
4150441001
4150441002
4185895001
4133266003
4168101001
4170140001
4170786001
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4173011001
4204142001
4185920001
4188484001
4192306001
4157595020
4157595021
4157595022
4157595023
4157595024
4157595025
4166727002
4196829001
4174955001
4097178020
4097178021
4163089009
4163089010
4163091006
5854059001
2099385001
2099453001
2099577001
2099592001
3518224006
4053114003
4053139007
4060067004
4060676003
4061480154
4067447007
4081797002
4086807003
4090952002
4099604008
4099604009
4101758002
4102067002
4105810004
4107696002
4109767002
4111958006
4113253008
4114239013
4114302003
4119553011
4119909002
4125222012
4125528001
4129915003
4132121003
4136297003
4136686003
4136730007
4139688033
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4170192006
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4174082003
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4180853003
4181810003
4182409002
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4183370008
4183649012
4184127005
4184127007
4184949010
4186396002
4187073016
4187844006
4187897008
4188523005
4188523006
4189636003
4189636004
4189710006
4190687003
4191124010
4191958003
4192648002
4192780004
4195080005
4196042008
4197336004
4197959003
4199130003
4200010002
4200221006
4200221008
4200221009
4200221010
4201049006
4201686004
4204121002
4205460004
4205567002
4205771002
4206132003
4208027002
4211126004
4212881003
4212881004
4215610009
4216533005
4216533006
4217521003
4218859011
4218868002
4220704004
4221098045
4225468002
4225816003

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 2 of 39

4225816004
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4240384003
4241012005
4241243002
4243238004
4245031008
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4246036003
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4252465002
4253125011
4253210002
4253468002
4253500013
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4254010002
4254257008
4254847004
4255499004
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4255500002
4255843002
4256049008
4256190004
4258366004
4258366006
4259919003
4260428003
4265468003
4265468004
4265877011
4265877013
4266330004
4266330005
4266861003
4267406002
4268113009
4268677006
4269495003
4270141003
4270434003
4270434007
4273125009
4273125010
4273125011
4274945002
4275012005
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4275354003
4275489002
4277482002
4277743002
4278364004
4278364005
4278590004
4278590010
4278814002
4279790005
4279790006
4280392002
4280583004
4281481002
4281733002
4281733003
4282290002
4282774010
4282859002
4282872002
4282910003
4282910004
4284511004
4284709002
4284725005
4285261003
4285367002
4287882003
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4288280009
4288852003
4289402002
4289402003
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4289729002
4291356004
4291502002
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4292157004
4292662007
4292828006
4292828007
4292874002
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4292874008
4293081003
4293081004
4293102003
4294688002
4294717004
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4294994002
4295376002
4296023018
4296718004
4297371002
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4299215009
4300506002
4300654004
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4301181003
4301545005
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4303126002
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4304907002
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4306341009
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4308272003
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4310362003
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4310362005
4310919002
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4311140002
4311357002
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4311869005
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4313402004
4315297002
4315297003
4316339005
4316871002
4317756001
4318071004
4318482010
4319571002
4320084005
4320097003
4320097004
4320097005
4320196003
4320362004
4320362005
4320988003
4322062002
4323132004
4323589002
4323595003
4324278003
4324315004

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 3 of 39

4324613002
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4333314007
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4338657002
4338909002
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4345323002
4345732003
4346188002
4346407005
4346407006
4346516002
4346592002
4346594004
4346816002
4346975012
4346975013
4346975023
4347068002
4347069002
4347283003
4348364002
4348600005
4348867002
4348987002
4348987006
4349167004
4350080002
4350204004
4350765002
4350770004
4350828002
4351093002
4351253002
4353268002
4353434002
4353722003
4353937002
4354350006
4354607002
4354644002
4354759003
4354798033
4354798108
4354798113
4354798121
4354798132
4354798137
4354798145
4355516002
4355924003
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4357628002
4358053002
4358295003
4358744003
4358987003
4358991003
4358991004
4359262002
4359523004
4359988002
4360013003
4360013005
4360263004
4360263005
4360427005
4360526003
4360620001
4361977002
4362050010
4362061003
4362190007
4362330003
4362606002
4362828002
4363069007
4363069017
4363101004
4363116002
4363402002
4363413002
4363579002
4363910003
4364123001
4364176001
4364507002
4364508002
4364605002
4364930006
4365162002
4365239002
4365546004
4365883001
4365896002
4366914001
4368241004
4368284003
4368744002
4368976003
4369175005
4369555003
4370527007
4370605006
4371491002
4371858002
4372874013
4372874039
4373597006
4373882003
4374188002
4374416002
4374602002
4374611004
4374684003
4374971002
4374971004
4375209003
4376155003
4376194003
4376194006
4376194007
4376194008
4376194011
4376285002
4376721003
4377205001
4378532002
4378562001
4378645001
4379145002

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 4 of 39

4379145003
4379210001
4379356002
4379415001
4379507004
4379683002
4381299001
4381299002
4381299004
4381324004
4381324005
4381324007
4381338001
4381541001
4381592002
4382213001
4382314001
4382314002
4382680001
4382771002
4383001002
4383136002
4383177002
4383190001
4383507132
4383562001
4383676001
4383705001
4383727003
4383727004
4383757001
4383876001
4384258001
4384329002
4384377002
4384901001
4385029003
4385029005
4385149006
4385150001
4385150002
4385150003
4385150004
4385150005
4385150006
4385150008
4385150009
4385150010
4385226001
4385557006
4385772001
4385837001
4385837003
4385969001
4386297001
4386522005
4386522006
4386525001
4386587001
4386603002
4386634001
4386693003
4386695001
4386769001
4386905002
4386934003
4386960002
4386994001
4387101001
4387101003
4387247001
4387364001
4387364002
4387388001
4387414002
4387439001
4387439002
4387439003
4387439004
4387463001
4387502001
4387633001
4387752001
4387870001
4388294001
4388322001
4388597002
4388808001
4388828003
4388937006
4388954006
4389026001
4389207001
4389217001
4389522001
4389646001
4389646002
4389655001
4389666003
4389666005
4389966001
4390150001
4390157001
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4390487002
4390529001
4390551001
4390609001
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4390631003
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4390776001
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4390912001
4390931001
4390966002
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4391001001
4391024001
4391088001
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4391115001
4391310001
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4391385001
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4391482001
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4391606002
4391725001
4391942001
4391969001
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4392025001
4392174001
4392340001
4392342001
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4392392001
4392404001
4392442001
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4392495002
4392495003
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4392502001
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4392655001
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4392712003
4392730001
4392766001
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4392848002
4392878001
4392927001
4392951001
4392995001
4392995002
4393190001
4393315001
4393324001
4393324003
4393324005
4393329001
4393390001
4393405002
4393479001
4393481001
4393485005
4393488001

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 5 of 39

4393488002
4393489001
4393511001
4393584001
4393706001
4393711001
4393835001
4393837001
4393906003
4393932001
4394010001
4394011001
4394052001
4394151001
4394155001
4394197001
4394247001
4394269001
4394269002
4394298001
4394309001
4394395001
4394427001
4394484001
4394550001
4394560001
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4394714001
4394745001
4394861001
4394915001
4395129001
4395213001
4395219001
4395237001
4395256002
4395482001
4395568001
4395617001
4395629001
4395727001
4395815001
4396073001
4396073002
4396107001
4396127001
4396127002
4396127003
4396147001
4396166001
4396261001
4396300001
4396320004
4396333001
4396365002
4396374003
4396413001
4396423005
4396480001
4396564002
4396564003
4396599001
4396707001
4396799002
4397050003
4397175005
4397473001
4397533001
4397669002
4397759001
4397960004
4398097001
4398099006
4398197001
4398200001
4398286001
4398288001
4398461001
4398549001
4398549002
4398866001
4399031002
4399033002
4399093001
4399186002
4399244001
4399430002
4399666002
4399732001
4400025001
4400027002
4400048001
4400137001
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4400436003
4400474001
4400559001
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4400809001
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4401093001
4401270002
4401288001
4401288002
4401288003
4401330001
4401380002
4401461003
4401551001
4401552001
4401690001
4401748002
4401800001
4401826002
4401869001
4401954001
4401954002
4402013001
4402040001
4402040002
4402116001
4402233001
4402310001
4402338001
4402338002
4402562001
4402580002
4402585002
4402585003
4402629001
4402721001
4402735001
4402735002
4402859001
4402939001
4402957001
4402957002
4403009001
4403017001
4403027001
4403027002
4403029004
4403029006
4403133002
4403133003
4403161001
4403171001
4403245002
4403348002
4403389001
4403515001
4403583001
4403592003
4403601002
4403601003
4403601004
4403661001
4403708001
4403755001
4403879001
4403883001
4404271001
4404279001
4404541001
4404590004
4404833002
4404982002
4405083002
4405149001
4405162001
4405272001
4405341001
4405394002
4405434001
4405458001
4405537001
4405574002
4405619001
4405635001
4405660001

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 6 of 39

4405661002
4405671001
4405676001
4405676006
4405946001
4405974002
4406003003
4406179001
4406291001
4406297001
4406303001
4406333001
4406437001
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4406472001
4406480001
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4406536001
4406707002
4406718002
4406888001
4407007001
4407082001
4407171001
4407178003
4407254001
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4407627001
4407649003
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4407718001
4407737001
4407811001
4407841003
4407860002
4407860004
4407883001
4408077001
4408154001
4408154005
4408154007
4408217001
4408266003
4408272001
4408307004
4408367002
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4408404001
4408467001
4408467002
4408505001
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4408526002
4408535001
4408543001
4408543002
4408564005
4408591005
4408652003
4408667003
4408667005
4408684001
4408704005
4408714001
4408714002
4408726002
4408739001
4408764001
4408782001
4408783001
4408855001
4408855002
4408855003
4408884001
4408897001
4408988004
4409077002
4409079001
4409091001
4409143002
4409143003
4409143004
4409147001
4409191001
4409191002
4409191005
4409191006
4409191007
4409191010
4409198017
4409198018
4409202001
4409216001
4409244002
4409249002
4409524002
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4409552001
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4409686001
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4409806001
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4410093001
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4410188002
4410246001
4410294001
4410307001
4410336001
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4410472001
4410534001
4410581003
4410646001
4410652001
4410685001
4410693001
4410705001
4410758001
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4410766002
4410843001
4410870001
4410928001
4410997001
4411012001
4411103001
4411125002
4411225001
4411317001
4411321001
4411417001
4411437001
4411532001
4411592001
4411637001
4411666001
4411686002
4411758001
4412001003
4412090001
4412093001
4412159001
4412304001
4412328001
4412338001
4412348001
4412363001
4412363002
4412363003
4412363004
4412365001
4412398001
4412533001
4412535001
4412547001
4412620003
4412627001
4412646002
4412659001
4412663001
4412678001
4412740001
4412748001
4412756001
4412768001
4412830001
4412833001
4412840001
4412880001
4412945001
4413014001
4413023002
4413023003
4413028001
4413036002
4413041002

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 7 of 39

4413071001
4413093002
4413123002
4413128003
4413149001
4413259001
4413301002
4413414001
4413429001
4413449003
4413454001
4413455001
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4413578001
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4413779001
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4414065001
4414070003
4414094001
4414094002
4414103001
4414145003
4414146001
4414183001
4414185001
4414308001
4414341002
4414376001
4414382001
4414673001
4414694001
4414738001
4414738002
4414758001
4414783001
4414854001
4414904003
4414904006
4414975001
4415005001
4415051001
4415083002
4415160001
4415160003
4415170001
4415264001
4415338001
4415365001
4415406001
4415413001
4415514001
4415663001
4415794001
4415839001
4415887001
4415980001
4415985001
4416047001
4416118001
4416185001
4416224002
4416274001
4416375001
4416462001
4416478002
4416478003
4416478004
4416478006
4416478007
4416478008
4416546001
4416547001
4416555001
4416557001
4416562001
4416580002
4416665001
4416773001
4416782001
4416808001
4416843002
4416888001
4416888002
4416896002
4417041002
4417104003
4417254001
4417400002
4417414001
4417423001
4417423002
4417434001
4417437001
4417532001
4417537001
4417542002
4417547001
4417672003
4417696001
4417765004
4417765008
4417779001
4417819001
4417819003
4417901002
4417901003
4418011002
4418011003
4418022001
4418024001
4418054001
4418172003
4418363001
4418484001
4418556001
4418575002
4418647001
4418648001
4418667001
4418788004
4418804001
4418804002
4418840006
4418844001
4418848001
4418859001
4418995001
4419009001
4419024001
4419038001
4419109001
4419181001
4419202001
4419204001
4419206001
4419231001
4419246001
4419301001
4419322001
4419344001
4419395002
4419422001
4419431001
4419520001
4419525001
4419525002
4419534001
4419677001
4419694001
4419694002
4419694003
4419695002
4419700001
4419734001
4419744004
4419780001
4419798003
4419808001
4419852001
4419875001
4419937003
4419992008
4420076001
4420111001
4420133001
4420197001
4420298001
4420388001
4420420002
4420448002
4420453001
4420504001
4420524001
4420546001
4420581091
4420581092
4420581093
4420581094
4420581095
4420581096
4420581097

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 8 of 39

4420581098
4420581099
4420581100
4420581101
4420581102
4420581103
4420581104
4420581105
4420581106
4420581107
4420581108
4420592001
4420597003
4420628001
4420674001
4420728001
4420909001
4421033001
4421140001
4421241001
4421386001
4421400001
4421420001
4421424001
4421431002
4421434001
4421437001
4421437002
4421440001
4421592001
4421664001
4421664002
4421716001
4421716002
4421724001
4421726001
4421742001
4421786001
4421810001
4421810002
4421841003
4421882001
4422075001
4422078001
4422181001
4422306001
4422316001
4422327002
4422451004
4422462001
4422611001
4422624001
4422720001
4422773001
4422783001
4422878009
4422890001
4422912001
4422942001
4422978001
4422981004
4422986001
4423059002
4423116001
4423141001
4423183001
4423347001
4423347002
4423355001
4423425001
4423461001
4423470001
4423479001
4423537001
4423543001
4423568001
4423596002
4423649002
4423679001
4423680001
4423689001
4423692001
4423745001
4423769004
4423811001
4423846001
4423902001
4423902002
4423925001
4424090001
4424106002
4424115001
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4424216001
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4424319001
4424321001
4424393001
4424406001
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4424462001
4424462002
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4424572001
4424584001
4424590003
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4424987004
4425003001
4425074003
4425083001
4425246001
4425266001
4425294001
4425294002
4425306001
4425393001
4425400001
4425444001
4425461002
4425475001
4425475002
4425475003
4425475004
4425499002
4425504003
4425733002
4426044001
4426165001
4426184001
4426206001
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4426209001
4426336001
4426336002
4426356001
4426395001
4426417001
4426480039
4426520001
4426522002
4426533001
4426627001
4426684001
4426692001
4426692002
4426833003
4426842001
4426856001
4426866001
4426927001
4426957004
4427091001
4427095002
4427127002
4427388001
4427449001
4427449002
4427483001
4427763001
4427780001
4427874001
4427880001
4427904001
4427927001
4428035001
4428154002
4428185001
4428216001
4428222001
4428375003
4428452001
4428475001

                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                   Page 9 of 39

4428580001
4428584004
4428635001
4428793001
4428809001
4428844001
4428951001
4428962001
4428972003
4429022001
4429037001
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4429068001
4429104001
4429110001
4429188001
4429206006
4429206007
4429223001
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4429400002
4429469001
4429633001
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4429680001
4429765001
4429789001
4429818001
4429836001
4429845001
4429852001
4429875001
4429927001
4429991001
4430007001
4430031001
4430039001
4430144001
4430152001
4430180001
4430308001
4430332001
4430429001
4430456001
4430513001
4430516001
4430575001
4430627003
4430644001
4430673001
4430689002
4430742001
4430742002
4430763003
4430968001
4430970001
4430970003
4431034001
4431035001
4431039002
4431084001
4431087001
4431128001
4431146001
4431199003
4431221001
4431236005
4431298003
4431430001
4431482001
4431532001
4431550001
4431585001
4431598003
4431647001
4431647003
4431652001
4431683001
4431764001
4431768001
4431815001
4431925001
4431972001
4431989001
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4432035004
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4432215001
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4432982002
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4433012001
4433032001
4433253001
4433267001
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4433269001
4433312001
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4433359001
4433429001
4433451003
4433520001
4433570006
4433586001
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4433699001
4433789001
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4434008002
4434056001
4434070001
4434101002
4434118001
4434160001
4434218001
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4434313001
4434605002
4434632001
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4434778001
4434873001
4434908001
4434953001
4434962001
4434982001
4435079004
4435096001
4435144003
4435240001
4435572010
4435641001
4435643003
4435653001
4435771001
4435800001
4435808001
4435816001
4435861002
4435893001
4436015001
4436015002
4436151001
4436191001
4436211003
4436245001
4436262001
4436364001
4436368001
4436374001
4436377003
4436408003
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                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 10 of 39

4436428001
4436445001
4436447002
4436489001
4436536001
4436594003
4436594006
4436780001
4436788004
4436820001
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4437103002
4437120002
4437142002
4437238001
4437324002
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4437983001
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4438158002
4438167001
4438195002
4438307001
4438335001
4438345001
4438412001
4438550003
4438595001
4438626001
4438683001
4438822001
4438826001
4438867002
4438909001
4439007001
4439076001
4439142001
4439245004
4439245006
4439272001
4439287001
4439331001
4439365001
4439365005
4439447001
4439584001
4439772001
4439809002
4439833001
4439883001
4439904001
4439906001
4439918001
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4440100001
4440120001
4440234001
4440258001
4440288001
4440354001
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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 11 of 39

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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 12 of 39

4452231001
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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 13 of 39

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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 14 of 39

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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 15 of 39

4474215001
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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 16 of 39

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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 17 of 39

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                                  Page 19 of 39

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                                  Page 20 of 39

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                                  Page 26 of 39

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                                      GECC

                                  Page 27 of 39

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                                      GECC

                                  Page 28 of 39

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                                  Page 29 of 39

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                                  Page 30 of 39

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                                  Page 31 of 39

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                                  Page 32 of 39

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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 33 of 39

5855338001
5855350001
5855358001
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                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 34 of 39

5857141001
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                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 35 of 39

5859519001
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4073453030
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4090037002
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4100026003
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4118472033
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                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 36 of 39

4157351007
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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 37 of 39

4180139003
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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 38 of 39

4194300002
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                                             to Loan Purchase and Sale Agreement

                                      GECC

                                  Page 39 of 39

4205704001
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                                                              Loan Schedule GECC
                                             to Loan Purchase and Sale Agreement

                                                                     Schedule II

                            SCHEDULE OF GECITS LOANS

                                [attached hereto]

                                                Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 1 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 2 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 3 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 4 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 5 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 6 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 7 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                   Page 8 of 19

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                                             to Loan Purchase and Sale Agreement

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                                  Page 10 of 19

4452892002
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                                  Page 11 of 19

4462796001
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                                  Page 12 of 19

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                                     GECITS

                                  Page 13 of 19

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                                     GECITS

                                  Page 14 of 19

4485442001
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                                  Page 15 of 19

4491618001
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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                  Page 16 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                  Page 17 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                  Page 18 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                     GECITS

                                  Page 19 of 19

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                                                            Loan Schedule GECITS
                                             to Loan Purchase and Sale Agreement

                                                                    Schedule III

                      SCHEDULE OF VFS FINANCING, INC. LOANS

                                [attached hereto]

                                                               Loan Schedule VFS
                                             to Loan Purchase and Sale Agreement

                               VFS FINANCING, INC.

                                   Page 1 of 1

4081797002
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                                                               Loan Schedule VFS
                                             to Loan Purchase and Sale Agreement

                                                                  EXHIBIT 4.2(F)

                          SEPARATE IDENTITY PROVISIONS

     The Purchaser, GECS, GE Capital and the Seller have and will continue (in each case, to the extent within its control) to maintain the Purchaser's separate existence and identity and have and will continue to take all steps necessary to make it apparent to third parties that the Purchaser is an entity with assets and liabilities distinct from those of the Seller, GE Capital or
GECS or any other Subsidiary or Affiliate of the Seller, GE Capital or GECS. In
addition to the foregoing, such steps and indicia of the Purchaser's separate identity include the following:

     (a) The Purchaser does and will maintain its own stationery and other business forms separate from those of any other Person (including the Seller, GE
Capital and GECS), and will conduct business in its own name except that certain
Persons may act on behalf of the Purchaser as agents;

     (b) The Purchaser maintains and will maintain separate office space of its own as part of its operations, although such space is in a building shared with
GE Capital. The corporate records, the other books and records, and the other assets of the Purchaser are and will be segregated from the property of the
Seller and GECS, respectively;

     (c) GECS and/or GE Capital will issue consolidated financial statements, which financial statements will not show Purchaser Assets that have been sold by the Seller to the Purchaser as assets of the Seller and its consolidated subsidiaries. The Seller, GECS, GE Capital and the Purchaser will take certain actions to disclose publicly the Purchaser's separate existence and the transactions contemplated hereby, including through the filing of the UCC
Financing Statements. None of the Seller, GECS, GE Capital or the Purchaser has
concealed or will conceal from any interested party any transfers contemplated by the Related Documents;

     (d) The Purchaser will not have its own employees, and, as indicated, the
Purchaser's business relating to the Purchaser Assets may be conducted through the agents. However, any allocations of direct, indirect or overhead expenses for items shared between the Purchaser, GE Capital or GECS that are not included as part of the Servicing Fee are and will be made among such entities to the extent practical on the basis of actual use or value of services rendered and otherwise on a basis reasonably related to actual use or the value of services rendered;

     (e) Except as provided in paragraph (d) above regarding the allocation of certain shared overhead items, the Purchaser does and will pay its own operating expenses and liabilities from its own funds, except GECS did and will pay all expenses of the Purchaser incurred in connection with the transactions entered into pursuant to the Related Documents, including those related to the
Purchaser's organization;

     (f) Each of the Seller, GECS, GE Capital and the Purchaser does and will maintain its assets and liabilities in such a manner that it is not costly or difficult to segregate, ascertain or otherwise identify the Purchaser's individual assets and liabilities from those of the Seller, GE Capital or GECS or from those of any other person or entity, including any other Subsidiary or
Affiliate of the Seller, GE Capital or GECS. Except as set forth below, the
Purchaser does and will maintain its own books of account and corporate records separate from the Seller, GE

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

Capital and GECS or any other Subsidiary or Affiliate of the Seller, GE Capital and GECS. Monetary transactions, including those with each other, are and will continue to be properly reflected in their respective financial records. The
Purchaser does not and will not commingle or pool its funds or other assets or liabilities with those of the Seller, GE Capital or GECS or any other Subsidiary or Affiliate of the Seller, GE Capital or GECS except as specifically provided in the Related Documents with respect to the temporary commingling of
Collections and with respect to, if applicable, any such Person's retention, in their capacity as agent or Custodian for the Purchaser, of the books and records pertaining to the Purchaser Assets. However, any such agent or Custodian will not generally make the books and records relating to the Purchaser Assets available to any of creditors or other interested Persons of the Purchaser, the
Seller, GE Capital or GECS. The Purchaser does not and will not maintain joint bank accounts or other depository accounts to which the Seller, GE Capital or
GECS or any other Subsidiary or Affiliate of the Seller, GE Capital or GECS
(other than in their capacity as agent for the Purchaser, if applicable) has independent access;

     (g) The Purchaser will strictly observe corporate formalities, and the
Seller, GE Capital and GECS will strictly observe corporate formalities with respect to its dealings with the Purchaser. Specifically, no transfer of assets between any of the Seller, GE Capital and GECS, on the one hand, and the
Purchaser, on the other, will be made without adherence to corporate formalities;

     (h) The transactions among the Purchaser and the Seller, GE Capital or
GECS, including the terms governing any servicer advances and the amount and payment of the servicing fee, are on terms and conditions that are consistent with those of arm's-length relationships. None of the Seller, GE Capital or GECS is or will be, or holds or will hold itself out to be, responsible for the debts of the Purchaser, except as provided in: the representations made by GE Capital
(including, if applicable, as a servicer or a sub-servicer) to the Purchaser relating to the Purchaser Assets and their prior ownership and servicing thereof. The Purchaser will not guaranty the debts of the Seller, GE Capital or
GECS;

     (i) All distributions made by the Purchaser to Seller as its sole member shall be in accordance with applicable law;

     (j) Any other transactions between the Purchaser and the Seller, GE Capital or GECS permitted by (although not expressly provided for in) the Related
Documents have been and will be fair and equitable to each of the parties, have been and will be the type of transaction that would be entered into by a prudent
Person or entity, and have been and will be on terms that are at least as favorable as may be obtained from a third party Person; and

     (k) The Purchaser is not named, or has entered into any agreement to be named, directly or indirectly, as a direct or contingent beneficiary or loss payee on any insurance policy covering the assets of the Seller, GE Capital or
GECS.

                                   * * * * * *

                                     ANNEX A

                                       to

                        LOAN PURCHASE AND SALE AGREEMENT

                                   dated as of

                                November 20, 2007

                         DEFINITIONS AND INTERPRETATION

     SECTION 1.Definitions and Conventions. Capitalized terms used in the
Purchase and Sale Agreement shall have (unless otherwise provided elsewhere therein) the following respective meanings:

     "Accounting Changes" means, with respect to any Person, an adoption of GAAP different from such principles previously used for reporting purposes by such
Person as defined in the Accounting Principles Board Opinion Number 20.

     "Administration Agreement" means the Administration Agreement, dated as of
November 20, 2007, between the Administrator and the Issuer.

     "Administrator" means GE Capital, in its capacity as Administrator under the Administration Agreement, or any other Person designated as a successor administrator.

     "Adverse Claim" means any claim of ownership or any Lien, other than any ownership interest or Lien created under the Loan Sale Agreement or the Purchase and Sale Agreement, any Lien created under the Indenture or any Permitted
Encumbrances.

     "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each
Person that controls, is controlled by, or is under common control with such
Person, or (c) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Annual Percentage Rate" or "APR" of a Loan means, the interest rate or annual rate of finance charges stated in or, if not explicitly stated, the implicit finance charge used by the Servicer to calculate periodic payments with respect to the related Loan.

     "Appendices" means, with respect to any Related Document, all exhibits, schedules, annexes and other attachments thereto, or expressly identified thereto.

     "Bankruptcy Code" means the provisions of Title 11 of the United States
Code, 11 U.S.C. Sections 101 et seq.

     "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Connecticut.

     "CEF Limited Liability Company Agreement" means the Second Amended &
Restated Limited Liability Company Agreement of the Seller dated as of September
25, 2003, as the same may be amended and supplemented from time to time.

     "Class C Maturity Date" is defined in the Indenture.

                                                                      Annex A to
                                                Loan Purchase and Sale Agreement

     "Closing Date" means November 20, 2007.

     "Collateral" is defined in the Indenture.

     "Collection Account" is the account designated as such, established and owned by the Issuer.

     "Collection Period" means, with respect to any Payment Date, the calendar month preceding the month in which the Payment Date occurs (or, if for the first
Payment Date, the period from and including the day after the Cut-off Date to and including the last day of the calendar month preceding the calendar month in which the first Payment Date occurs).

     "Collections" means, with respect to any Payment Date all payments made by or on behalf of the Obligors received during the related Collection Period, any
Recoveries received during the related Collection Period, any proceeds from insurance policies covering the Equipment or related Obligor received during the related Collection Period. Liquidation Proceeds received during the related
Collection Period, and payments made by a lessee pursuant to its obligation (if any) to pay the Termination Value pursuant to the related Loan received during the related Collection Period; provided, that "Collections" for the first
Collection Period shall exclude interest accrued before November 1, 2007.

     "Consumer Contract" is defined in the Loan Sale Agreement.

     "Credit and Collection Policies" or "Credit and Collection Policy" means the policies, practices and procedures adopted by the Issuer on the Closing Date for providing equipment loans secured by transportation equipment, industrial equipment, construction equipment, furniture and fixtures, technology and telecommunications equipment, printing presses, maritime assets or other equipment, including the policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, or relating to the maintenance of such types of loans and collections on such types of loans.

     "Cut-off Date" is defined in the Loan Sale Agreement.

     "Deemed Collateral" is defined in Section 2.2(a)(i) of the Purchase and
Sale Agreement.

     "Deemed Loan" is defined in Section 2.2(a) of the Purchase and Sale
Agreement.

     "Delinquent Loan" means (i) any Loan that is more than 60 days past due and
(ii) any Loan more than 30 days past due and for which the Servicer on behalf of the Purchaser has at any time after the Cut-off Date extended the due date for a
Scheduled Payment thereon.

     "Defaulted Loan" means a Loan with respect to which (i) the Servicer on behalf of the Purchaser has repossessed the Equipment securing such Loan and which is not a Liquidated Loan or (ii) any portion of the Loan Value is deemed uncollectible in accordance with the Credit and Collection Policy.

                                                                      Annex A to
                                        2       Loan Purchase and Sale Agreement

     "Eligible Loan" means as to each Purchaser Asset as of the Closing Date:

          (i) Characteristics of Purchaser Assets. Each Purchaser Asset: (A) was
     either originated in the United States of America by GE Capital, GECITS or
     VFS, as applicable in connection with the financing or lease of Equipment in the ordinary course of business of GE Capital, GECITS or VFS, as applicable or acquired by GE Capital, GECITS or VFS, as applicable in the ordinary course of its business, and, in each case, was fully and properly executed by the parties thereto, (B) has created a valid, subsisting and enforceable first priority security interest (except to the extent the
     Equipment secures any loan that is cross-collateralized with such Purchaser
     Asset) in the Equipment in favor of GE Capital, GECITS or VFS, as applicable, that, as of the Closing Date, has been assigned by GE Capital,
     GECITS or VFS, as applicable, to Seller, and by Seller to Purchaser and (C)
     contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security.

          (ii) Schedule of Purchaser Assets. The information set forth on
     Schedules I, II and III of the Loan Sale Agreement is true and correct in all material respects as of the opening of business on the Cut-off Date and no selection procedures believed by Seller to be adverse to the interests of the Purchaser were utilized in selecting the Purchaser Assets. The computer tape regarding the Purchaser Assets made available to Purchaser and its assigns is true and correct in all respects.

          (iii) Compliance with Law. Each Purchaser Asset and the sale or lease of the related Equipment complied in all material respects at the time it was originated or made and at the execution of this Agreement with all requirements of applicable Federal, State and local laws and regulations thereunder.

          (iv) Binding Obligation. Each Puchaser Asset represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms.

          (v) No Government Obligor. None of the Purchaser Assets is due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.

          (vi) Security Interest in the Equipment. Immediately prior to the sale, assignment and transfer thereof, each Purchaser Asset shall be secured by a validly perfected first priority security interest in the
     Equipment (except to the extent the Equipment secures any loan that is cross-collateralized with such Purchaser Asset) in favor of GE Capital,
     GECITS or VFS, as applicable, as secured party or all necessary and appropriate actions have been commenced that would result in the valid perfection of a first priority security interest in the Equipment in favor of GE Capital, GECITS or VFS, as applicable, as secured party.

                                                                      Annex A to
                                        3       Loan Purchase and Sale Agreement

          (vii) Purchaser Assets in Force. No Purchaser Asset has been satisfied, subordinated or rescinded, nor has any Equipment been released from the Lien granted by the related Purchaser Asset in whole or in part.

          (viii) No Amendment or Waiver. No provision of a Purchaser Asset has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Loan Files and no such amendment, waiver, alteration or modification causes such Purchaser Asset not to be an Eligible Loan.

          (ix) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any
     Purchaser Asset.

          (x) Lawful Assignment. No Purchaser Asset has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Purchaser Asset or any Purchaser Asset under this
     Agreement would be unlawful.

          (xi) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give Purchaser a first priority perfected ownership interest in the Purchaser Assets have been made (except to the extent the
     Equipment secures any loan that is cross-collateralized with such Purchaser
     Asset).

          (xii) One Original. There is only one original executed copy of each
     Purchaser Asset.

          (xiii) Insurance. The Obligor on each Purchaser Asset is required to maintain physical damage insurance covering the Equipment in accordance with the GE Capital's normal requirements.

          (xiv) No Bankruptcies. No Obligor on any Purchaser Asset as of the
     Cut-off Date was noted in the related Loan File as being the subject of a bankruptcy proceeding.

          (xv) No Repossessions. None of the Equipment securing any Purchaser
     Asset is in repossession status.

          (xvi) Instrument or Chattel Paper. Each Purchaser Asset constitutes an
     "instrument" or "chattel paper" as defined in the UCC of each State the law of which governs the perfection of the interest granted in it and/or the priority of such perfected interest.

          (xvii) U.S. Obligors. None of the Purchaser Assets is denominated and payable in any currency other than United States Dollars or is due from any
     Person that does not have a mailing address in the United States of
     America.

          (xviii) No Delinquent Loan. None of the Purchaser Assets is more than
     30 days past due.

          (xix) No Consumer Contract. None of the Purchaser Assets constitutes a
     Consumer Contract.

                                                                      Annex A to
                                        4       Loan Purchase and Sale Agreement

          (xx) Finance Lease. Each Purchaser Asset qualifies as a finance lease under the UCC and the terms of such Purchaser Asset provides that, by the end of the lease term, the lessee may elect to purchase the related
     Equipment upon the exercise of a nominal purchase option.

     "Equipment" means any transportation equipment, industrial equipment, construction equipment, furniture and fixtures, technology and telecommunications equipment, printing presses, maritime equipment or other equipment, together with all accessions thereto securing an Obligor's indebtedness under the respective Loan.

     "Event of Default" is defined in Section 5.1 of the Indenture.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
System.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Closing Date, modified by Accounting Changes as
GAAP is further defined in Section 2(a) of this Annex A.

     "GE Capital" means General Electric Capital Corporation, a Delaware corporation or any successors or assigns thereto.

     "GECITS" means GE Capital Information Technology Solutions, Inc., a
California corporation and any successors and assigns thereto.

     "GECS" means General Electric Capital Services, Inc., a Delaware corporation or any successors or assigns thereto.

     "Governmental Authority" means any nation or government, any state, county, city, town, district, board, bureau, office, commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Indemnified Amounts" means, with respect to any Person, any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses
(including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

     "Indenture" means the Indenture, dated November 20, 2007, between the
Purchaser and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Trustee" means The Bank of New York., not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor
Indenture Trustee under the Indenture.

     "Investment Company Act" means the provisions of the Investment Company Act of 1940, 15 U.S.C. Sections 80a et seq., and any regulations promulgated thereunder.

                                                                      Annex A to
                                        5       Loan Purchase and Sale Agreement

     "Issuer" means GE Equipment Midticket LLC, Series 2007-1, a Delaware limited liability company, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Trust Indenture Act of 1939, each other obligor on the Notes.

     "Issuer Limited Liability Company Agreement" means the Limited Liability
Company Agreement of the Purchaser, dated as of November 20, 2007, among the
Managing Member and the Issuer, as the same may be amended or supplemented from time to time.

     "Lien" means a security interest (as such term is defined in Section 1-201 of Article 1 of the UCC), lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the related Loan by operation of law as a result of any act or omission by the related Obligor.

     "Liquidated Loan" means any Loan (i) liquidated through the sale or other disposition of all or a portion of the related Equipment or (ii) that has been charged off in its entirety in accordance with the Credit and Collection Policy without realizing upon the Equipment.

     "Liquidation Proceeds" means, with respect to any Liquidated Loan, the amounts collected in respect thereof from whatever source (including the proceeds of insurance policies with respect to the related Equipment or Obligor)
during the Collection Period in which it became a Liquidated Loan, net of the sum of any amounts expended in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Loan or any creditor of such Obligor to the extent required by applicable law or agreement.

     "Litigation" means, with respect to any Person, any action, claim, lawsuit, demand, investigation or proceeding pending or threatened against such Person before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof or before any arbitrator or panel of arbitrators.

     "Loan" means any Loan included in Schedule of Loans and any agreement
(including any invoice) pursuant to, or under which, an Obligor shall be obligated to make payments with respect to any Loan.

     "Loan Sale Agreement" means the Loan Sale Agreement, dated as of November
20, 2007, among GE Capital, GECITS, VFS and the Seller, as the same may be amended or supplemented from time to time.

     "Loan Files" is defined in Section 2.1 of the Purchase and Sale Agreement.

     "Loan Value" means, for any Loan that is not a Liquidated Loan or Defaulted
Loan on any day (including the Cut-off Date) (A) with respect to Precomputed
Loans, (i) the present value of the future Scheduled Payments discounted monthly at its APR plus (ii) the principal amount of any past due payments plus (iii)
the unamortized amounts of any purchase premiums minus (iv) the unamortized amounts of any purchase discounts, and (B) with respect to Simple Interest
Loans, (i) the balance reflected on the Servicer's records plus (ii) the unamortized amounts of any purchase premiums minus (iii) the unamortized amounts of any purchase discounts. Liquidated Loans shall be deemed to have a Loan Value of zero and Defaulted Loans

                                                                      Annex A to
                                        6       Loan Purchase and Sale Agreement

on any day shall be deemed to have a Loan Value equal to the outstanding Loan
Value on such day computed in accordance with clauses (A) or (B) above, as applicable, less the amount written off as uncollectible in accordance with the
Credit and Collection Policy.

     "Managing Member" means CEF Equipment Holding, L.L.C, a Delaware limited liability company or any successor Managing Member under the Issuer Limited
Liability Company Agreement.

     "Material Adverse Effect" means, with respect to any Person, a material adverse effect on (a) the business, assets, liabilities, operations, prospects or financial or other condition of such Person, (b) the ability of such Person to perform any of its obligations under the Related Documents in accordance with the terms thereof, (c) the validity or enforceability of any Related Document or the rights and remedies of such Person under any Related Document or (d) the
Loans, as applicable, therefor, any interest related thereto or the ownership interests or Liens of such Person thereon or the priority of such interests or
Liens.

     "Notes" means the notes issued under the Indenture.

     "Obligor" means, as to each Loan, any Person who owes payments under the
Loan.

     "Option Price" is defined in Section 2.4(a) of the Purchase and Sale
Agreement.

     "Other Assets" is defined in Section 2.2(a)(ii)(A) of the Purchase and Sale
Agreement.

     "Payment Date" means, with respect to each Collection Period, the 14th day of the calendar month following the end of that Collection Period, or, if such day is not a Business Day, the next Business Day, commencing on December 14,
2007.

     "Permitted Encumbrances" means the following encumbrances: (a) Liens for taxes or assessments or other governmental charges not yet due and payable; (b)
pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which the Seller or any
Affiliate thereof is a party as lessee made in the ordinary course of business;
(d) deposits securing statutory obligations of the Seller or any Affiliate thereof; (e) inchoate and unperfected workers', mechanics', suppliers' or similar Liens arising in the ordinary course of business; (f) carriers', warehousemen's or other similar possessory Liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000 at any one time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which the Seller or any
Affiliate thereof is a party; (h) any attachment or judgment Lien not constituting an Event of Default; (i) presently existing or hereinafter created
Liens in favor of the Purchaser or the Indenture Trustee; and (j) presently existing or hereinafter created Liens on personal property or Equipment which are subordinate to or pari passu with the Liens in favor of the Purchaser or the
Indenture Trustee.

     "Person" means any individual, sole proprietorship, partnership, joint venture, unincorporated organization, trust, association, corporation (including a business trust), limited

                                                                      Annex A to
                                        7       Loan Purchase and Sale Agreement

liability company, institution, public benefit corporation, joint stock company, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Pool Balance" means, with respect to the beginning of any calendar month, the sum of the aggregate Loan Values of the Loans at the opening of business on the first day of such calendar month.

     "Precomputed Loan" means any Loan under which the portion of a payment allocable to earned interest (which may be referred to in the related Loan as an add-on finance charge) and the portion allocable to principal are determined according to the sum of periodic balances, the sum of monthly payments or any equivalent method or are monthly actuarial loans.

     "Purchase Amount" means, as of the close of business on the last day of a
Collection Period, an amount equal to the Loan Value of the applicable Loan, as of the first day of the immediately following Collection Period (or, with respect to any applicable Loan that is a Liquidated Loan, as of the day immediately prior to such Loan becoming a Liquidated Loan less any Liquidation
Proceeds actually received by the Purchaser) plus interest accrued and unpaid thereon as of such last day at a rate per annum equal to the APR for such Loan.

     "Purchase and Sale Agreement" means the Loan Purchase and Sale Agreement, dated as of November 20, 2007, between the Seller and the Purchaser, as the same may be amended or supplemented from time to time.

     "Purchase Option" is defined in Section 2.4(a) of the Purchase and Sale
Agreement

     "Purchase Option Notice" is defined in Section 2.4(b) of the Purchase and
Sale Agreement

     "Purchaser" is defined in the preamble to the Purchase and Sale Agreement.

     "Purchaser Assets" is defined in Section 2.1(a) of the Purchase and Sale
Agreement.

     "Purchaser Indemnified Person" is defined in Section 5.1 of the Purchase and Sale Agreement.

     "Purchaser Purchase Price" is defined in Section 2.3 of the Purchase and
Sale Agreement.

     "Records" means all notes, leases, security agreements and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any of the Seller, the Servicer, any Sub-Servicer or the Purchaser
with respect to the Loans and the Obligors thereunder, and the other Purchaser
Assets.

     "Recoveries" means, with respect to any Liquidated Loan, monies collected in respect thereof, from whatever source (other than from the sale or other disposition of the Equipment), in any Collection Period after such Loan became a
Liquidated Loan.

     "Redemption Date" is defined in the Indenture.

                                                                      Annex A to
                                        8       Loan Purchase and Sale Agreement

     "Related Documents" means the Loan Sale Agreement, the Purchase and Sale
Agreement, the Servicing Agreement, the Issuer Limited Liability Company
Agreement, the CEF Limited Liability Company Agreement, the Administration
Agreement, the Indenture, the Swap Agreement and all other agreements, instruments, and documents and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Person, or any employee of any Person, and delivered in connection with any of the foregoing.
Any reference in the foregoing documents to a Related Document shall include all
Appendices thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to such Related Document as the same may be in effect at any and all times such reference becomes operative.

     "Related Security" means with respect to any Loan: (a) any interest
(including security interests), if any, in the related Equipment; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Loan (including rights (if any)
to receive proceeds on insurance policies covering the Obligors); and (c) all
Records relating to such Loan.

     "Schedule of Loans" is the schedule of Loans attached as Schedule I (which schedule may be in the form of microfiche).

     "Scheduled Payment" on a Loan means that portion of the payment required to be made by the Obligor during any Collection Period sufficient to amortize the principal balance under (x) in the case of a Precomputed Loan, the actuarial method or (y) in the case of a Simple Interest Loan, the simple interest method, in each case, over the term of the Loan and to provide interest at the APR, provided that Termination Values shall also constitute Scheduled Payments.

     "Securities Act" means the provisions of the Securities Act of 1933, 15
U.S.C. Sections 77a et seq., and any regulations promulgated thereunder.

     "Securities Exchange Act" means the provisions of the Securities Exchange
Act of 1934, 15 U.S.C. Sections 78a et seq., and any regulations promulgated thereunder.

     "Seller" is defined in the preamble to the Purchase and Sale Agreement.

     "Servicer" means GE Capital in its capacity as Servicer under the Servicing
Agreement, or any other Person designated as a Successor Servicer thereunder.

     "Servicing Agreement" means the Servicing Agreement dated as of November
20, 2007, by and between the Purchaser and the Servicer, as the same may be amended or supplemented from time to time.

     "Servicing Fee" is defined in the Servicing Agreement.

     "Simple Interest Loan" means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined by allocating a fixed level payment between principal and interest, such that such payment is allocated first to the accrued and

                                                                      Annex A to
                                        9       Loan Purchase and Sale Agreement

unpaid interest at the Annual Percentage Rate for such Loan on the unpaid principal balance and the remainder of such payment is allocable to principal.

     "Solvent" means, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person;
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such
Person's ability to pay as such debts and liabilities mature; and (d) such
Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as
Litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Stock" means all shares, options, warrants, membership interests in a limited liability company, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule
3a11-1 of the General Rules and Regulations promulgated by the Securities and
Exchange Commission under the Securities Exchange Act).

     "Stockholder" means, with respect to any Person, each holder of Stock of such Person.

     "Sub-Servicer" means any Person with whom the Servicer enters into a
Sub-Servicing Agreement.

     "Sub-Servicing Agreement" means any written contract entered into between a
Servicer and any Sub-Servicer pursuant to and in accordance with the Servicing
Agreement.

     "Subsidiary" means, with respect to any Person, any corporation or other entity (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act.

     "Successor Servicer" is defined in Section 6.2 of the Servicing Agreement.

     "Swap Agreement" is defined in the Indenture.

     "Termination Value" means the "Termination Value" (if any) payable by lessee pursuant to the applicable Loan.

     "Transfer Date" is defined in the Indenture.

     "Trust Account" is defined in the Indenture.

                                                                      Annex A to
                                       10       Loan Purchase and Sale Agreement

     "UCC" means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction.

     "VFS" means VFS Funding, Inc. a Delaware corporation and any successors and assigns thereto.

     SECTION 2.Other Interpretive Matters. All terms defined directly or by incorporation in the Purchase and Sale Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of the Purchase and Sale Agreement
(including in this Annex A) and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in such Agreement, and accounting terms partly defined in such Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; and unless otherwise provided, references to any month, quarter or year refer to a fiscal month, quarter or year as determined in accordance with the Seller fiscal calendar; (b) terms defined in Article 9 of the UCC and not otherwise defined in such Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "hereof," "herein" and "hereunder" and words of similar import refer to such Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of such Agreement
(or such certificate or document); (e) references to any Section, Schedule or
Exhibit are references to Sections, Schedules and Exhibits in or to such
Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term "including" means
"including without limitation"; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person's successors and assigns; and (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                                                      Annex A to
                                       11       Loan Purchase and Sale Agreement

                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----

                                       -i-

                                TABLE OF CONTENTS
                                   (continued)

Schedule 4.1(b)    UCC Information

Schedule 4.4       Perfection Representations, Warranties and Covenants

Schedule I         Schedule of CEF Loans

Exhibit 4.2(f)     Separate Indemnity Provisions

Annex A            Definitions and Interpretations

                                      -ii-